GOODWILL	12 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
GOODWILL
GOODWILL

(US$ MILLIONS)	2019	2018
Balance at beginning of year	$2,411	$1,554
Acquisitions through business combinations (1)	3,444	957
Impairment losses	(418)	—
Dispositions	(21)	—
Assets reclassified as held for sale (2)	(212)	—
Foreign currency translation	14	(100)
Balance at end of year	$5,218	$2,411
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(1)	See Note 3 for additional information.

(2)	Includes assets that were reclassified as held for sale and subsequently disposed. See Note 8 and Note 9 for additional information.

During the year ended December 31, 2019, the partnership recorded a goodwill impairment loss of $261 million within our infrastructure services segment. This was related to the partnership’s investment in Teekay Offshore as a result of changes in certain vessel redeployment opportunities and the reassessment of future assumptions. This reduced the carrying value of Teekay Offshore goodwill from $547 million to $286 million. The recoverable amount was based on the fair value less costs of disposal, using a discounted cash flow model incorporating significant unobservable inputs. The estimates regarding expected future cash flows and discount rates are level 3 fair value inputs based on various assumptions including existing contracts, future vessel redeployment rates, financial forecasts and industry trends. The partnership also recorded a goodwill impairment loss of $157 million within our business services segment.
Goodwill is allocated to the following segments as at December 31, 2019 and 2018:

(US$ MILLIONS)	2019	2018
Business services	2,514	1,306
Infrastructure services	470	760
Industrials	2,234	345
Total	$5,218	$2,411